Exhibit 10.1

Execution Version

AMENDMENT NO. 2

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 31st day of March, 2012 by and among AVEO PHARMACEUTICALS, INC., a Delaware corporation (“Parent”), and each of Parent’s Subsidiaries joined thereto (the “Joined Subsidiaries”; the Joined Subsidiaries and Parent are hereinafter referred to collectively as the “Borrower”), and HERCULES TECHNOLOGY II, L.P., a Delaware limited partnership (“Hercules II”), and HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership (“Hercules III”, together with Hercules II collectively referred to as the “Lender”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. The Borrower and the Lender have entered into that certain Loan and Security Agreement, dated as of May 28, 2010, as amended by that certain Amendment No. 1 to Loan and Security Agreement, dated as of December 21, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lender has agreed to extend and make available to the Borrower certain extensions of credit.

B. The Borrower and the Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1. AMENDMENTS.

1.1 Section 1.1 (Definitions). Section 1.1 of the Loan Agreement is hereby amended in the following respects:

(a) Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definition therein in its applicable alphabetical order:

““Second Amendment Effective Date” means the Effective Date as defined in that certain Amendment No. 2 to Loan and Security Agreement, dated as of March 31, 2012, by and between Borrower and Lender.”

(b) Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of “Maximum Term Loan Amount” in its entirety as follows:

““Maximum Term Loan Amount” means Twenty-Six Million Five Hundred Thousand and No/100 Dollars ($26,500,000).”

(c) Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of “Term Loan Amortization Date” in its entirety as follows:

““Term Loan Amortization Date” means March 31, 2013.”

(d) Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of “Term Loan Maturity Date” in its entirety as follows:

““Term Loan Maturity Date” means September 1, 2015.”

1.2 Section 2.1(a) (Term Loan; Advance). Section 2.1(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Advance. Prior to the Second Amendment Effective Date, the outstanding Term Loan principal amount was equal to $22,828,445. Subject to the terms and conditions of this Agreement, Lender will make, and Borrower agrees to draw, a Term Loan Advance in the amount of $3,671,555 on the Second Amendment Effective Date. Following such Term Loan Advance, Borrower’s outstanding Term Loan principal amount shall be equal to the Maximum Term Loan Amount.”

1.3 Section 2.5 (End of Term Charge). Section 2.5 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“End of Term Charge. On the earliest to occur of (i) June 1, 2014, (ii) the date that Borrower prepays all of the outstanding Secured Obligations, or (iii) the date that the Secured Obligations become due and payable, Borrower shall pay Lender a charge equal to $1,237,500. Notwithstanding the required payment date of such charge, it shall have been deemed to have been earned by Lender as of the Closing Date.”

1.4 Section 7.13 (Deposit Accounts). Section 7.13 is hereby amended and restated in its entirety as follows:

“7.13 Deposit Accounts. The Borrower shall not maintain any Deposit Accounts, or accounts holding Investment Property, except with respect to which Lender has an Account Control Agreement (other than (i) money market account no. 1892029636 at Comerica Bank and (ii) a deposit account maintained in the United Kingdom for funding payroll obligations with a balance not to exceed $2,000,000 at any time).”

2. BORROWER’S REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that:

(a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b) The Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c) the certificate or articles of incorporation, bylaws and other organizational documents of the Borrower delivered to the Lender on the Closing Date remain true, accurate and complete and have not been amended, restated, supplemented or otherwise modified and continue to be in full force and effect;

(d) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of the Borrower;

(e) this Amendment has been duly executed and delivered by the Borrower and is the binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights generally; and

(f) as of the date hereof, the Borrower has no defenses against the obligations to pay any amounts under the Obligations. The Borrower acknowledges that the Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Borrower in connection with this Amendment and in connection with the Loan Documents.

The Borrower understands and acknowledges that the Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3. LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which the Lender may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all of the following conditions precedent in form and substance satisfactory to the Lender (the “Effective Date”):

4.1 Amendment. The Lender shall have received duly executed counterparts of this Amendment signed by the parties hereto.

5. EXPENSES. The Borrower agrees to pay the Lender’s reasonable costs and expenses (including the fees and expenses of the Lender’s counsel, advisors and consultants)

accrued and incurred in connection with the transactions contemplated by this Amendment, and all other Lender expenses (including the fees and expenses of Lender’s counsel, advisors and consultants) payable in accordance with Section 11.11 of the Loan Agreement.

6. COUNTERPARTS. This Amendment may be signed originally or by facsimile or other means of electronic transmission in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

7. INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by the Lender with respect to the Borrower shall remain in full force and effect.

8. GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. The Borrower and the Lender each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWER:

AVEO PHARMACEUTICALS, INC.

Signature:	/s/ David Johnston
Print Name:	David Johnston
Title:	Chief Financial Officer

LENDER:

HERCULES TECHNOLOGY II, L.P., a Delaware limited partnership

By:	Hercules Technology SBIC Management, LLC, its General Partner

By:	Hercules Technology Growth Capital, Inc., its Manager

By:	/s/ K. Nicholas Martitsch
Name:	K. Nicholas Martitsch
Its:	Associate General Counsel

HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership

By:	Hercules Technology SBIC Management, LLC, its General Partner

By:	Hercules Technology Growth Capital, Inc., its Manager

By:	/s/ K. Nicholas Martitsch
Name:	K. Nicholas Martitsch
Its:	Associate General Counsel

[Signature Page to Amendment No. 2 to Loan and Security Agreement]